                                AmeriCredit Automobile Receivables Trust 1999-D
                                     Class A-1 6.4100% Asset Backed Notes
                                     Class A-2 6.7900% Asset Backed Notes
                                     Class A-3 7.0200% Asset Backed Notes
                                      Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                     10/25/99
Monthly Period Ending:                        11/30/99



I.          MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

            A.       Beginning of period Aggregate Principal Balance                                                   $599,999,990
                                                                                                               --------------------

            B.       Purchase of Subsequent Receivables                                                                           0
                                                                                                               --------------------

            C.       Monthly Principal Amounts

                      (1)     Collections on Receivables outstanding
                               at end of period                                                     17,298,850
                                                                                            ------------------
                      (2)     Collections on Receivables paid off
                               during period                                                         3,395,428
                                                                                            ------------------
                      (3)      Receivables becoming Liquidated Receivables
                                during period                                                          608,393
                                                                                            ------------------
                      (4)      Receivables becoming Purchased Receivables
                                during period
                                                                                            ------------------
                      (5)      Cram Down Losses occurring during period
                                                                                            ------------------
                      (6)      Other Receivables adjustments                                           (4,016)
                                                                                            ------------------
                      (7)      Less amounts allocable to Interest                                 (10,581,874)
                                                                                            ------------------

                      Total Monthly Principal Amounts                                                                    10,716,781
                                                                                                                 ------------------

            D.       End of period Aggregate Principal Balance                                                         $589,283,209
                                                                                                                 ==================

            E.       Pool Factor                                                                                         98.213870%
                                                                                                                 ==================

II.         MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                    CLASS A-1        CLASS A-2        CLASS A-3        TOTAL
                                                                    ---------        ---------        ---------        -----

            A.       Beginning of period Note Balance                $450,000,000     $192,000,000     $258,000,000    $900,000,000
                                                                   ----------------------------------------------------------------

            B.       Noteholders' Principal Distributable Amount       10,716,781                0                0      10,716,781
            C.       Noteholders' Accelerated Principal Amount          4,473,024                0                0       4,473,024
            D.       Accelerated Payment Amount Shortfall                  73,197                0                0          73,197
            E.       Note Prepayment Amount                                     0                0                0               0
            F.       Deficiency Claim Amount                                    0                0                0               0
                                                                   ----------------------------------------------------------------


            G.       End of period Note Balance                      $434,736,998     $192,000,000     $258,000,000    $884,736,998
                                                                   ================================================================

            H.       Note Pool Factors                                96.6082218%     100.0000000%     100.0000000%     98.3041109%
                                                                   ================================================================



                                       1


III.        RECONCILIATION OF PRE-FUNDING ACCOUNT:

            A.       Beginning of period Pre-Funding Account balance                                                   $300,000,010
                                                                                                               --------------------
            B.       Purchase of Subsequent Receivables                                                      0
                                                                                         ---------------------
            C.       Investment Earnings                                                             1,219,951
                                                                                         ---------------------
            D.       Investment Earnings Transfer to Collections Account                           (1,219,951)
                                                                                         ---------------------
            E.       Payment of Mandatory Prepayment Amount
                                                                                         ---------------------
                                                                                                                                  0
                                                                                                               --------------------
            F.       End of period Pre-Funding Account balance                                                         $300,000,010
                                                                                                               ====================

IV.         CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

            A.       Total Monthly Principal Amounts                                                                    $10,716,781
                                                                                                               --------------------
            B.       Required Pro-forma Note Balance                                               800,354,897
                                                                                         ---------------------
            C.       Pro-forma Note Balance (Assuming 100% Paydown of Total
                      Monthly Principal Amounts)                                                   889,283,219
                                                                                         ---------------------
            D.       Step-down Amount (B.- C.)                                                                                    0
                                                                                                               --------------------
            E.       Principal Distributable Amount (A.- D.)                                                            $10,716,781
                                                                                                               ====================

V.          RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

            A.       Beginning of period Capitalized Interest  Account balance                                           $6,413,167
                                                                                                               --------------------
            B.       Monthly Capitalized Interest Amount                                             (946,477)
                                                                                         ---------------------
            C.       Investment Earnings                                                                26,079
                                                                                         ---------------------
            D.       Investment Earnings Transfer to Collections Account                              (26,079)
                                                                                         ---------------------
            E.       Payment of Overfunded Capitalized Interest Amount                             (2,341,690)
                                                                                         ---------------------
            F.       Payment of Remaining Capitalized Interest Account                                       0
                                                                                         ---------------------
                                                                                                                        (3,288,167)
                                                                                                               --------------------
            G.       End of period Capitalized Interest Account balance                                                  $3,125,000
                                                                                                               ====================

VI.         RECONCILIATION OF COLLECTION ACCOUNT:

            A.        Available Funds:

                      (1)     Collections on Receivables during period
                               (net of Liquidation Proceeds)                                       $20,694,278
                                                                                         ---------------------
                      (2)     Liquidation Proceeds collected
                               during period                                                           489,427
                                                                                         ---------------------
                      (3)     Purchase Amounts deposited in Collection
                               Account
                                                                                         ---------------------
                      (4) (a)        Investment Earnings - Collection Account                           40,371
                                                                                         ---------------------
                          (b)        Investment Earnings - Transfer From
                                      Prefunding Account                                             1,219,951
                                                                                         ---------------------
                          (c)        Investment Earnings - Transfer From
                                      Capitalized Interest Account                                      26,079
                                                                                         ---------------------
                      (5)     Collection of Supplemental Servicing Fees
                          (a)        Extension Fees                                                        873
                                                                                         ---------------------
                          (b)        Repo and Recovery Fees Advanced                                       667
                                                                                         ---------------------
                          (c)        Other Fees                                                         35,307
                                                                                         ---------------------
                      (6)     Monthly Capitalized Interest Amount                                      946,477
                                                                                         ---------------------
                      (7)     Mandatory Prepayment Amount
                                                                                         ---------------------

                      Total Available Funds                                                                              23,453,430
                                                                                                               --------------------

            B.        Distributions:

                      (1)     Base Servicing Fee and Supplemental Servicing Fees
                          (a)        Base Servicing Fee                                              1,387,500
                                                                                         ---------------------
                          (b)        Repo and Recovery Fees                                                667
                                                                                         ---------------------
                          (c)        Bank Service Charges                                                1,378
                                                                                         ---------------------
                          (d)        Other Fees                                                         35,307
                                                                                         ---------------------
                      (2)     Agent fees                                                                   417
                                                                                         ---------------------
                      (3)     Refunds of Overpayments paid by AFS                                        8,501
                                                                                         ---------------------
                      (4)     Noteholders' Interest Distributable Amount
                          (a)        Class A-1                                                     3,124,875
                                                                                         ---------------------
                          (b)        Class A-2                                                     1,412,320
                                                                                         ---------------------
                          (c)        Class A-3                                                     1,962,090
                                                                                         ---------------------

                      (5)     Noteholders' Principal Distributable Amount
                          (a)        Class A-1                                                    10,716,781
                                                                                         ---------------------
                          (b)        Class A-2                                                             0
                                                                                         ---------------------
                          (c)        Class A-3                                                             0
                                                                                         ---------------------

                      (6)     Security Insurer Premiums
                          (a)        FSA Insurance Premium                                             184,320
                                                                                         ---------------------
                          (b)        RCCA  Premium                                                     146,250
                                                                                         ---------------------

                      Total distributions                                                                                18,980,406
                                                                                                               --------------------

            C.        Excess Available Funds (or Deficiency Claim Amount )                                                4,473,024
                                                                                                               --------------------

            D.        Noteholders' Accelerated Principal Amount                                                         (4,473,024)
                                                                                                               --------------------

            E.        Deposit to Spread Account                                                                                  $0
                                                                                                               ====================

                                       2




VlI.        CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

            A.        Excess Available Funds (VI.C.)                                                $4,473,024
                                                                                         ---------------------
            B.        Pro Forma Note Balance (II.A.-II.B.)                                         889,283,219
                                                                                         ---------------------
            C.        Required Pro Forma Note Balance (90% x (I.D.+III.F.)                         800,354,897
                                                                                         ---------------------
            D.        Excess of Pro Forma Balance over Required Balance (B.-C.)                     88,928,322
                                                                                         ---------------------
            E.        End of Period  Class A-1 Note Balance (before accel.
                       payments)                                                                   434,810,195
                                                                                         ---------------------
            F.        Lesser of D. or E.                                                            88,928,322
                                                                                         ---------------------
            G.        Accelerated Principal Amount (lesser of  A. or F.)                                                 $4,473,024
                                                                                                               --------------------

VIII.       CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

            A.        Pro Forma Note Balance                                                      $889,283,219
                                                                                         ---------------------
            B.        Required Pro Forma Note Balance                                              800,354,897
                                                                                         ---------------------
            C.        Excess of Pro Forma Balance over Required Balance (A.-B.)                     88,928,322
                                                                                         ---------------------
            D.        End of Period  Class A-1 Note Balance (before accel.
                       payments)                                                                   434,810,195
                                                                                         ---------------------
            E.        Greater of C. or D.                                                          434,810,195
                                                                                         ---------------------
            F.        Excess Available Funds  (VI.C.)                                                4,473,024
                                                                                         ---------------------
            G.        Investment Earnings on Collection Account                                         40,371
                                                                                         ---------------------
            H.        Accelerated Payment Amount Shortfall (E.- F.+G.)                                                 $430,377,542
                                                                                                               --------------------

IX.         RECONCILIATION OF SPREAD ACCOUNT:

            A.        Beginning of period Spread Account balance                                                        $18,000,000
                                                                                                               --------------------

            B.        Additions to Spread Account

                      (1)     Deposits from Collections Account (VI. E.)                                     0
                                                                                         ---------------------
                      (2)     Investment Earnings                                                       73,197
                                                                                         ---------------------
                      (3)     Deposits Related to Subsequent Receivables
                               Purchases                                                                     0
                                                                                         ---------------------

                      Total Additions                                                                                        73,197
                                                                                                               --------------------

            C.        Spread Account balance available for  withdrawals                                                  18,073,197
                                                                                                               --------------------

            D.        Requisite Amount of Spread Account

                       (1)    Initial Spread Account Deposit                                       $18,000,000
                                                                                         ---------------------
                       (2)    Subsequent Spread Account Deposits                                             0
                                                                                         ---------------------
                       (3)    Total Initial & Subsequent Spread Account
                               Deposits (1)+(2)                                                     18,000,000
                                                                                         ---------------------
                       (4)    $100,000                                                                 100,000
                                                                                         ---------------------
                       (5)    1 1/2% of Original Pool Balance (total
                               deliveries)                                                          $9,000,000
                                                                                         ---------------------
                       (6)    End of period Note Balance (before accel.
                               principal shortfall calc)                                           884,810,195
                                                                                         ---------------------
                       (7)    Lesser of (5) or (6)                                                   9,000,000
                                                                                         ---------------------
                       (8)    Floor Amount Greater of (4) or (7)                                     9,000,000
                                                                                         ---------------------
                       (9)    Aggregate Principal Balance                                          589,283,209
                                                                                         ---------------------
                      (10)    End of period Note Balance (before accel.
                               principal shortfall calc)                                           884,810,195
                                                                                         ---------------------
                      (11)    LINE (9) LESS LINE (10) (DURING FUNDING PERIOD
                               AMOUNT EQUAL TO ZERO)                                                         0
                                                                                         ---------------------
                      (12)    OC level (11) / (9)                                                        0.00%
                                                                                         ---------------------
                      (13)    Spread Ending Balance as a Percent of Aggregate
                               Principal Balance                                                         3.05%
                                                                                         ---------------------
                      (14)    OC Percentage (12) + (13)                                                  3.05%
                                                                                         ---------------------
                      (15)    13% less OC level, if OC percentage is greater
                               than or equal to 13%                                                        n/a
                                                                                         ---------------------
                      (16)    If OC percentage is equal to or greater than
                               13%, Percent in (15) x End of Period
                               Aggregate Principal Balance                                                 n/a
                                                                                         ---------------------
                      (17)    If OC Percentage is less than 13%, 3% of
                               Original Pool Balance (total deliveries)                             18,000,000
                                                                                         ---------------------
                      (18)    15% of end of period Aggregate Principal
                               Balance if Trigger Date                                                     n/a
                                                                                         ---------------------

                      Requisite Amount of Spread Account (either (3), (8), (14),
                       (16), (17) or (18) as applicable)                                                                 18,000,000
                                                                                                               --------------------

            E.        Withdrawals from Spread Account

                      (1)     Priority First - Deficiency Claim Amount                                       0
                                                                                         ---------------------
                      (2)     Priority Second through Third
                                                                                         ---------------------
                      (3)     Priority Fourth - Accelerated Payment Amount
                               Shortfall                                                           430,377,542
                                                                                         ---------------------
                                Accelerated Payment Amount Shortfall in
                                 Excess of Requisite Amount                                             73,197
                                                                                         ---------------------
                      (4)     Priority Fifth through Sixth
                                                                                         ---------------------
                      (5)     Priority Seventh - to Servicer
                                                                                         ---------------------

                      Total withdrawals                                                                                      73,197
                                                                                                               --------------------

            F.        End of period Spread Account balance                                                              $18,000,000
                                                                                                               --------------------



                                       3


X.          MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

            A.        Beginning of period number of Receivables                                                              43,496
                                                                                                               --------------------

            B.        Number of Subsequent Receivables Purchased                                                                  0
                                                                                                               --------------------

            C.        Number of Receivables becoming Liquidated
                       Receivables during period                                                                                 42
                                                                                                               --------------------

            D.        Number of Receivables becoming Purchased
                       Receivables during period
                                                                                                               --------------------

            E.        Number of Receivables paid off during period                                                              311
                                                                                                               --------------------

            F.        End of period number of Receivables                                                                    43,143
                                                                                                               ====================


XI.         STATISTICAL DATA:

            A.        Weighted Average APR of the Receivables                                                                18.26%
                                                                                                               --------------------

            B.        Weighted Average Remaining Term of the Receivables                                                      56.53
                                                                                                               --------------------

            C.        Average Receivable Balance                                                                            $13,659
                                                                                                               --------------------

            D.        Aggregate Realized Losses                                                                            $118,966
                                                                                                               --------------------




By:                   --------------------------------------
Name:                 Preston A. Miller
                      -----------------
Title:                Executive Vice President and Treasurer
                      --------------------------------------
Date:                 December 2, 1999
                      ----------------













                                       4


                                AmeriCredit Automobile Receivables Trust 1999-D
                                     Class A-1 6.4100 % Asset Backed Notes
                                     Class A-2 6.7900 % Asset Backed Notes
                                     Class A-3 7.0200 % Asset Backed Notes
                                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust
1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS
Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust
Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other
Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                   10/25/99
Monthly Period Ending:                      11/30/99


I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                    CLASS A-1        CLASS A-2        CLASS A-3        TOTAL
                                                                    ---------        ---------        ---------        -----

            A.        Preliminary End of period Note Balance         $434,736,998     $192,000,000     $258,000,000    $884,736,998
                                                                   ----------------------------------------------------------------

            B.        Deficiency Claim Amount                                   0                0                0               0

            C.        End of period Note Balance                     $434,736,998     $192,000,000     $258,000,000    $884,736,998
                                                                   ================================================================

            D.        Note Pool Factors                               96.6082218%     100.0000000%     100.0000000%     98.3041109%
                                                                   ================================================================


II.         RECONCILIATION OF SPREAD ACCOUNT:

            A.        Preliminary End of period Spread Account balance                                                  $18,000,000
                                                                                                               --------------------

            B.        Priority First - Deficiency Claim Amount from preliminary
                       certificate                                                                                                0
                                                                                                               --------------------

            C.        End of period Spread Account balance                                                              $18,000,000
                                                                                                               --------------------

X.          PERFORMANCE TESTS:

            A.        Delinquency Ratio
                      (1)     Receivables with Scheduled Payment
                               delinquent more than 60 days at end
                               of period                                                            $1,152,680
                                                                                          --------------------
                      (2)     Purchased Receivables with Scheduled Payment
                               delinquent more than 60 days at end of period
                                                                                          --------------------
                      (3)     Beginning of period Principal Balance                                599,999,990
                                                                                          --------------------
                      (4)     Delinquency Ratio (1)+(2) divided by (3)                                                        0.19%
                                                                                                               --------------------
                      (5)     Previous Monthly Period Delinquency Ratio                                                       0.00%
                                                                                                               --------------------
                      (6)     Second previous Monthly Period Delinquency Ratio                                                0.00%
                                                                                                               --------------------
                      (7)     Average Delinquency Ratio (4)+(5)+(6)
                               divided by 3                                                                                   0.06%
                                                                                                               --------------------
                      (8)     Compliance (Delinquency Test Failure is a
                               Delinquency Ratio equal to or greater than 5.00%
                                                                                                                                yes
                                                                                                               --------------------

                                       1


            B.        Cumulative Default Rate
                      (1)     Defaulted Receivables in Current Period                                 $943,671
                                                                                        ----------------------
                      (2)     Cumulative Defaulted Receivables Including
                               Defaulted Receivables in Current Period                                 943,671
                                                                                        ----------------------
                      (3)     Original Pool Balance                                                599,999,990
                                                                                        ----------------------
                      (4)     Cumulative Default Rate (2) divided by (3)                                                      0.16%
                                                                                                              ---------------------
                      (5)     Compliance (Default Test Failure is a Cumulative
                               Default Rate equal to or greater than 5.26%.)                                                    yes
                                                                                                              ---------------------


            C.        Cumulative Net Loss Rate
                      (1)     Receivables becoming Liquidated Receivables
                               during period                                                         $608,393
                                                                                        ----------------------
                      (2)     Purchased Receivables with Scheduled
                               Payment delinquent more than 30 days at end
                               of period
                                                                                        ----------------------
                      (3)     Cram Down Losses occurring during period
                                                                                        ----------------------
                      (4)     Liquidation Proceeds collected during period                           (489,427)
                                                                                        ----------------------
                      (5)     Net Losses during period (1)+(2)+(3)-(4)                                 118,966
                                                                                        ----------------------
                      (6)     Net Losses since Initial Cut-off Date (Beginning
                               of Period)                                                                    0
                                                                                        ----------------------
                      (7)     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY
                               DELINQUENCIES (5) + (6) DIVIDED BY (9)                                    0.01%
                                                                                        ----------------------
                      (8)     50% of Receivables with Scheduled Payment
                               delinquent more than 90 days at end of period
                                                                                                        16,850
                                                                                        ----------------------
                      (9)     Original Aggregate Principal Balance plus
                               Pre-Funded Amount as of the Closing Date                            900,000,000
                                                                                        ----------------------
                      (10)    Cumulative Net Loss Rate (5)+(6)+(8)
                               divided by (9)                                                                                 0.02%
                                                                                                              ---------------------
                      (11)    Compliance (Net Loss Test Failure is a
                               Net Loss Rate equal to or greater than 3.01%.)                                                   yes
                                                                                                              ---------------------


            D.        Extension Rate
                      (1)     Principal Balance of Receivables extended during
                               current period                                                          $79,172
                                                                                        ----------------------
                      (2)     Beginning of Period Aggregate Principal Balance                      599,999,990
                                                                                        ----------------------
                      (3)     Extension Rate (1) divided by (2)                                                               0.01%
                                                                                                              ---------------------
                      (4)     Previous Monthly Extension Rate                                                                 0.00%
                                                                                                              ---------------------
                      (5)     Second previous Monthly Extension Rate                                                          0.00%
                                                                                                              ---------------------
                      (6)     Average Extension Rate (3)+(4)+(5)
                               divided by 3                                                                                   0.00%
                                                                                                              ---------------------
                      (7)     Compliance (Extension Test Failure is an
                               Extension Rate equal to or greater than 4%.)                                                     yes
                                                                                                              ---------------------

XI.         DELINQUENCY:

            A.        Receivables with Scheduled Payment delinquent
                      (1)     31-60 days                                      #   1,160             $16,065,345               2.68%
                                                                                ---------------------------------------------------
                      (2)     61-90 days                                             78               1,118,981               0.19%
                                                                                ---------------------------------------------------
                      (3)     over 90 days                                            1                  33,699               0.01%
                                                                                ---------------------------------------------------

                      Receivables with Scheduled Payment delinquent
                       more than 30 days at end of period                         1,239             $17,218,025               2.88%
                                                                                ===================================================




By:                   --------------------------------------
Name:                 Preston A. Miller
                      -----------------
Title:                Executive Vice President and Treasurer
                      --------------------------------------
Date:                 December 2, 1999
                      ----------------












                                       2